SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2004



                                 Dillard's, Inc.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         --------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



             1-6140                                   71-0388071
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      (Commission File Number)                      (I.R.S. Employer
                                                    Identification No.)

         1600 Cantrell Road
         Little Rock, Arkansas                             72201
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits

        99      Press Release dated March 10, 2004



Item 12.        Results of Operations and Financial Condition.

                On March 10, 2004, the registrant issued a press release announcing its financial results for the 13 and 52 weeks ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DILLARD'S, INC.



DATED: March 10, 2004     By:     James I. Freeman
       --------------        ---------------------
                          Name:  James I. Freeman
                          Title: Senior Vice President & Chief Financial Officer




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                                                             EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
   99              Press Release dated March 10, 2004.